                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       -----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 14, 2002


                      CONSECO FINANCE SECURITIZATIONS CORP.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    333-47662-01                41-2018457
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission               (IRS employer
      of incorporation)              file number)            identification No.)


   300 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
   ---------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (651) 293-3400
                                                           --------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 1.  Changes in Control of Registrant.
         --------------------------------

                  Not applicable.

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

                  Not applicable.

Item 3.  Bankruptcy or Receivership.
         -------------------------

                  Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
         ----------------------------------------------

                  Not applicable.

Item 5.  Other Events.
         ------------

                  Not applicable.

Item 6.  Resignations of Registrant's Directors.
         --------------------------------------

                  Not applicable.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

                  (a)      Financial statements of businesses acquired.

                           Not applicable.

                  (b)      Pro forma financial information.

                           Not applicable.

                  (c)      Exhibits.

                           The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

                           Exhibit No.   Description
                           -----------   -----------

                               4.1 Pooling and Servicing Agreement between Conseco Finance Securitizations Corp., as Seller, Conseco Finance Corp. as Originator and Initial Servicer, Wells Fargo Bank Minnesota, National Association, as Backup Servicer, and U.S. Bank National Association, as Trustee, dated as of June 1, 2002, relating to Manufactured Housing Contract


                                       2

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                                         Senior/Subordinate Pass-Through
                                         Certificates, Series 2002-2.

                               4.2       Transfer Agreement between Conseco
                                         Finance Corp., as Seller, and Conseco
                                         Finance Securitizations Corp., as
                                         Purchaser, dated as of June 1, 2002.

                               5.1 Opinion of Dorsey & Whitney LLP with respect to legality.

                               8.1 Opinion and Consent of Dorsey & Whitney LLP with respect to tax matters.


                                       3

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CONSECO FINANCE SECURITIZATIONS CORP.



                                      By: /s/ Timothy R. Jacobson
                                          --------------------------------------
                                          Timothy R. Jacobson
                                          Vice President and Assistant Treasurer


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